UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)
555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 19, 2020, Rush Enterprises, Inc. (“Rush”) and certain of its subsidiaries (Rush and such subsidiaries collectively, the “Company”) entered into the Second Amendment and Joinder to Credit Agreement (the “Second Amendment”) with the Lenders signatory thereto (the “ABL Lenders”) and BMO Harris Bank N.A., as Administrative Agent (the “ABL Agent”), which amended that certain Credit Agreement, dated as of March 21, 2017 (as amended by that First Amendment to Credit Agreement, dated as of April 25, 2019), among the Company, the ABL Agent and ABL Lenders.

Pursuant to the terms of the Second Amendment, the Credit Agreement, which was scheduled to terminate on March 21, 2020, was amended to provide that the Credit Agreement will now terminate on the earlier of (i) June 30, 2022 and (ii) the date on which all commitments under the Fourth Amended and Restated Credit Agreement entered into on April 25, 2019 between the Company, the Lenders signatory thereto and BMO Harris Bank N.A., as Administrative Agent and Collateral Agent, have terminated. In addition, four additional Company entities were added to the Credit Agreement and certain reporting requirements were modified.

The foregoing description is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01	Other Events.

On March 25, 2020, the Company issued a press release discussing its current operations during the COVID-19 pandemic and providing a business update. The press release, dated March 25, 2020, is attached to the Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment and Joinder to Credit Agreement, dated as of March 19, 2020 by and among the Company, the Lenders signatory thereto and BMO Harris Bank N.A., as Administrative Agent.

99.1	Rush Enterprises, Inc. press release, dated March 25, 2020.

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2020	RUSH ENTERPRISES, INC. By: /s/ Michael Goldstone Michael Goldstone Vice President, General Counsel and Corporate Secretary